EXHIBIT 13

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Portfolio Plus – Pre-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Portfolio Plus – Post-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Investor Choice AnnuitySM (Investor Series)	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PowerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement OptimizerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Merrill Lynch Consults AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account C	811-10585
Merrill Lynch Investor Choice AnnuitySM (IRA Series)	Merrill Lynch Life Variable Annuity Separate Account D	811-21127
Merrill Lynch IRA AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account D	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of May, 2019.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Controller, Senior Vice President and Assistant Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Portfolio Plus – Pre-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Portfolio Plus – Post-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Investor Choice AnnuitySM (Investor Series)	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PowerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement OptimizerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Merrill Lynch Consults AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account C	811-10585
Merrill Lynch Investor Choice AnnuitySM (IRA Series)	Merrill Lynch Life Variable Annuity Separate Account D	811-21127
Merrill Lynch IRA AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account D	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of May, 2019.

/s/ Eric J. Martin
Eric J. Martin
Controller, Senior Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Portfolio Plus – Pre-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Portfolio Plus – Post-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Investor Choice AnnuitySM (Investor Series)	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PowerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement OptimizerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Merrill Lynch Consults AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account C	811-10585
Merrill Lynch Investor Choice AnnuitySM (IRA Series)	Merrill Lynch Life Variable Annuity Separate Account D	811-21127
Merrill Lynch IRA AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account D	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2019.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Executive Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Portfolio Plus – Pre-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Portfolio Plus – Post-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Investor Choice AnnuitySM (Investor Series)	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PowerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement OptimizerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Merrill Lynch Consults AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account C	811-10585
Merrill Lynch Investor Choice AnnuitySM (IRA Series)	Merrill Lynch Life Variable Annuity Separate Account D	811-21127
Merrill Lynch IRA AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account D	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of May, 2019.

/s/ Jay Orlandi
Jay Orlandi
Director, Executive Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Portfolio Plus – Pre-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Portfolio Plus – Post-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Investor Choice AnnuitySM (Investor Series)	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PowerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement OptimizerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Merrill Lynch Consults AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account C	811-10585
Merrill Lynch Investor Choice AnnuitySM (IRA Series)	Merrill Lynch Life Variable Annuity Separate Account D	811-21127
Merrill Lynch IRA AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account D	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of May, 2019.

/s/ David Schulz
David Schulz
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Alison Ryan and Brian Stallworth, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032
Partners Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity Series	Separate Account VA B	811-06032
Members Variable Annuity Series	Separate Account VA B	811-06032
Transamerica Axiom II	Separate Account VA B	811-06032
Transamerica Principium III	Separate Account VA B	811-06032
Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032
Transamerica InspireSM Variable Annuity	Separate Account VA B	811-06032
Transamerica Extra Variable Annuity	Separate Account VA B	811-06032
Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032
Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032
Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032
Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032
Secure Path for Life	Separate Account VA FF	811-22370
Merrill Lynch Portfolio Plus – Pre-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Portfolio Plus – Post-86	Merrill Lynch Life Variable Annuity Separate Account	811-06321
Merrill Lynch Investor Choice AnnuitySM (Investor Series)	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PowerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement OptimizerSM	Merrill Lynch Life Variable Annuity Separate Account A	811-06459
Merrill Lynch Retirement PlusSM Variable Annuity	Merrill Lynch Life Variable Annuity Separate Account B	811-06546
Merrill Lynch Consults AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account C	811-10585
Merrill Lynch Investor Choice AnnuitySM (IRA Series)	Merrill Lynch Life Variable Annuity Separate Account D	811-21127
Merrill Lynch IRA AnnuitySM	Merrill Lynch Life Variable Annuity Separate Account D	811-21127

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of May, 2019.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Chief Financial Officer, Executive Vice President and Treasurer